Exhibit A(12)
Resolutions/Certifications and Statements of Authority

Power of Attorney for
Nationwide Variable Insurance Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended (File No. 812-13495) and amendments thereto hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 19th day of February 2009.

____________________________                                            _____________________________
Charles E. Allen, Trustee                                                                           Paula H.J. Cholmondeley, Trustee

____________________________                                                       _____________________________
C. Brent Devore, Trustee                                                                           Phyllis Kay Dryden, Trustee

/s/ Barbara L. Hennigar___________                                                    _____________________________
Barbara L. Hennigar, Trustee                                                                   Barbara I. Jacobs, Trustee

____________________________                                                    ________________________________
Douglas F. Kridler, Trustee                                                                       David C. Wetmore, Trustee and Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended (File No. 812-13495) and amendments thereto hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 18th day of February 2009.

____________________________                                            /s/Paula H.J. Cholmondeley__________
Charles E. Allen, Trustee                                                                           Paula H.J. Cholmondeley, Trustee

____________________________                                                       _____________________________
C. Brent Devore, Trustee                                                                           Phyllis Kay Dryden, Trustee

____________________________                                                    _____________________________
Barbara L. Hennigar, Trustee                                                                   Barbara I. Jacobs, Trustee

____________________________                                                    ________________________________
Douglas F. Kridler, Trustee                                                                       David C. Wetmore, Trustee and Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended (File No. 812-13495) and amendments thereto hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 18th day of February 2009.

____________________________                                             _____________________________
Charles E. Allen, Trustee                                                                           Paula H.J. Cholmondeley, Trustee

/s/C. Brent Devore______________                                                     _____________________________
C. Brent Devore, Trustee                                                                           Phyllis Kay Dryden, Trustee

____________________________                                                     _____________________________
Barbara L. Hennigar, Trustee                                                                    Barbara I. Jacobs, Trustee

____________________________                                                    ________________________________
Douglas F. Kridler, Trustee                                                                       David C. Wetmore, Trustee and Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended (File No. 812-13495) and amendments thereto hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 19th day of February 2009.

____________________________                                             _____________________________
Charles E. Allen, Trustee                                                                           Paula H.J. Cholmondeley, Trustee

____________________________                                                     /s/Phyllis Kay Dryden, Trustee_______
C. Brent Devore, Trustee                                                                           Phyllis Kay Dryden, Trustee

____________________________                                                    _____________________________
Barbara L. Hennigar, Trustee                                                                   Barbara I. Jacobs, Trustee

____________________________                                                    ________________________________
Douglas F. Kridler, Trustee                                                                       David C. Wetmore, Trustee and Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended (File No. 812-13495) and amendments thereto hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 18th day of February 2009.

____________________________                                            _____________________________
Charles E. Allen, Trustee                                                                           Paula H.J. Cholmondeley, Trustee

____________________________                                                     _____________________________
C. Brent Devore, Trustee                                                                           Phyllis Kay Dryden, Trustee

____________________________                                                    /s/Barbara I. Jacobs_______________
Barbara L. Hennigar, Trustee                                                                   Barbara I. Jacobs, Trustee

____________________________                                                    ________________________________
Douglas F. Kridler, Trustee                                                                       David C. Wetmore, Trustee and Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended (File No. 812-13495) and amendments thereto hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 19th day of February 2009.

____________________________                                              _____________________________
Charles E. Allen, Trustee                                                                           Paula H.J. Cholmondeley, Trustee

____________________________                                                       _____________________________
C. Brent Devore, Trustee                                                                           Phyllis Kay Dryden, Trustee

____________________________                                                    _____________________________
Barbara L. Hennigar, Trustee                                                                   Barbara I. Jacobs, Trustee

/s/Douglas F. Kridler_____________                                                    ________________________________
Douglas F. Kridler, Trustee                                                                       David C. Wetmore, Trustee and Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, as amended, an order of exemption pursuant to Section 17(b) of the Investment Company Act of 1940, as amended (File No. 812-13495) and amendments thereto hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such application, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 17th day of February 2009.

____________________________                                             _____________________________
Charles E. Allen, Trustee                                                                           Paula H.J. Cholmondeley, Trustee

____________________________                                                       _____________________________
C. Brent Devore, Trustee                                                                           Phyllis Kay Dryden, Trustee

____________________________                                                    ______________________________
Barbara L. Hennigar, Trustee                                                                   Barbara I. Jacobs, Trustee

_____________________________                                                    /s/David C. Wetmore______________
Douglas F. Kridler, Trustee                                                                       David C. Wetmore, Trustee and Chairman